================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 26, 1997

                   First Alliance Mortgage Loan Trust 1997-3
             (Exact name of registrant as specified in its charter)

                                                                 APPLICATION
              New York                    33-99604-06              PENDING
  -------------------------------      ----------------      -------------------
  (State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
           Incorporation)                   Number)          Identification No.)

c/o The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York                                               10001-2697
----------------------------------------                       --------------
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code (212) 946-8500

                                  No Charge
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  First Alliance Mortgage Company registered issuances of up to $580,000,000 principal amount of Mortgage Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99604) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, First Alliance Mortgage Loan Trust 1997-3 (the "Registrant" or the "Trust") issued $85,000,000 in aggregate principal amount of its Mortgaged Loan Asset Backed Certificates, Series 1997-3 (the "Certificates"), on September 26, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of September 1, 1997, between First Alliance Mortgage Company (the "Company"), and in its capacity as servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of three classes, the Class A-1 and Class A-2 Certificates (the "Class A Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust on one-to-four family residential properties. The Class A-1 Fixed Rate Group Certificates represent undivided ownership interests in a pool of fixed rate Mortgage Loans secured by mortgages that may be either in a first or in a junior lien position. The Class A-2 Variable Rate Group Certificates represent undivided ownership interests in a pool of variable rate Mortgage Loans secured by mortgages in a first lien position.

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates will be 6.935% per annum. The Pass-Through Rate for the Class A-2 Certificates adjusts monthly and with respect to the first Payment Date will be 5.86625% per annum.

                  The Class A-1 Certificates have an aggregate principal amount of $35,000,000. The Class A-2 Certificates have an aggregate principal amount of $50,000,000.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 10, 1996 and the Prospectus Supplement dated September 9, 1997, filed pursuant to Rule 424(b)(5) of the Act on September 25, 1997.

                  On September 30, 1997, the Trust acquired $18,474,476.00 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement attached hereto as Exhibit 10.1 between First Alliance Mortgage Company and the Trustee on behalf of the Trust dated as of September 30, 1997. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated September 10, 1996 and the Prospectus Supplement dated September 9, 1997, filed pursuant to Rule 424(b)(5) of the Act on September 25, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Not applicable

         (b)    Not applicable

         (c)    Exhibits:

               1.1 Underwriting Agreement, dated September 9, 1997, between First Alliance Mortgage Company and Prudential Securities Incorporated.

               4.1 Pooling and Servicing Agreement, dated as of September 1, 1997, between First Alliance Mortgage Company, as Company and Servicer, and The Chase Manhattan Bank, as Trustee.

               10.1 Subsequent  Transfer  Agreement,  dated as of September  30,
                    1997, between First Alliance Mortgage Company and First Alliance Mortgage Loan Trust 1997-3.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By:   FIRST ALLIANCE MORTGAGE COMPANY,
                                               as Company

                                             By:      /s/ Brian Chisick
                                                      --------------------------
                                             Name:    Brian Chisick
                                             Title:   President

Dated:  October 9, 1997

                                  EXHIBIT INDEX

       Exhibit No.                     Description                      Page No.
       -----------                     -----------                      --------

          1.1  Underwriting   Agreement,   dated  September  9,  1997,
               between First Alliance Mortgage Company and Prudential Securities Incorporated.

          4.1 Pooling and Servicing Agreement, dated as of September 1, 1997, between First Alliance Mortgage Company, as Company and Servicer, and The Chase Manhattan Bank, as Trustee.

          10.1 Subsequent Transfer Agreement dated as of September 30, 1997, between First Alliance Mortgage Company and First Alliance Mortgage Loan Trust 1997-3.